PROSPECTUS SUPPLEMENT TO
                        VAN ECK GLOBAL FUNDS PROSPECTUS
                                  MAY 1, 2000


AMENDMENT TO PROSPECTUS

Acquisition of Fiduciary Trust International

Franklin Resources, Inc. (operating as Franklin Templeton Investments) of San Mateo, CA, and Fiduciary Trust Company International of New York announced on October 25, 2000, that they have signed a definitive agreement under which Franklin Resources will acquire Fiduciary Trust International in an all-stock transaction valued at approximately $825 million. Based on current assets, the combined entity would have more than $280 billion in assets under management worldwide. Fiduciary Trust Company International is the ultimate parent company of the FTI Funds' investment adviser, Fiduciary International, Inc. (the sub-advisor of Van Eck Global Leaders Fund).

The transaction, which is subject to shareholder and regulatory approvals and other customary closing conditions, is expected to be completed in the first quarter of calendar 2001. It is not expected that the transaction will result in any immediate change in the manner in which the Fund will be managed. However, the Fund's Board of Trustees will consider what, if any, action will be necessary in the future. Shareholders will be informed immediately of any material developments.


                  Prospectus Supplement Dated October 30, 2000